UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)

December 14, 2016

Commission File Number: 333-188873

COSMO VENTURES INC.
(Exact name of registrant as specified in its charter)

Nevada	33-1227173
(State of Incorporation)	(IRS Employer Identification No.)

VPO-Bham Distt. Hoshiarpur Tehsil Ghars

Punjab, India 14613

(Address of principal executive offices, zip code)

(800) 582-3042

(Registrant’s telephone number, including area code)

IncSmart.biz, Inc.
3609 Hammerkop Drive, North Las Vegas NV 89084
888-681-9777

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISRANT'S CERTIFYING ACCOUNTANT.

COSMO VENTURES INC. (the "Company") has dismissed David A. Aronson, CPA, P.A. (the "Former Accounting Firm") as its independent registered public accounting firm, effective as of December 9, 2016. As described in Item 4.01(a) below, the change in independent registered public accounting firm is not the result of any disagreement with the Former Accounting Firm.

ITEM 4.01(A) PREVIOUS INDEPENDENT ACCOUNTANTS.

(i)	On August 8, 2016, the Company dismissed the Former Accounting Firm as its independent registered public accounting firm effective on that date.

(ii)

The Former Accounting Firm of the Company's financial statements has not issued an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles up to and including March 31, 2014.

(iii)

The reports of the Former Accounting Firm on the Company's financial statements as of and for the year ended March 31, 2014 contained an explanatory paragraph which noted that there was substantial doubt as to the Company's ability to continue as a going concern as the Company has incurred net losses since inception and existing uncertain conditions which the Company faces relative to its obtaining capital in the equity markets.

(v)

The Company's Board made the decision to change independent accountants; acting under authority delegated to it, and approved the change of the independent accountants at a Board of Director's meeting on December 9, 2016.

(iv)

During the period through December 9, 2016, there (i) have been no disagreements with the Former Accounting Firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accounting Firm, would have caused the Former Accounting Firm to make reference to the subject matter of such disagreements in its reports on the financial statements for such years and (ii) were no reportable events of the kind in Item 304(a)(1)(v) of Regulation S-K.

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(B) Appointment of New Independent Registered Public Accounting Firm.

(i)	On December 8, 2016, the Directors approved the appointment of GBH CPAs, PC (“GBH”) as the Company’s new independent registered public accounting firm commencing for its year ended March 31, 2015.

(ii)

In connection with the Company’s appointment of GBH as the Company’s independent public accounting firm, the Company has not consulted GBH on any matter relating to either (i) the application of accounting principals to a specific to a specific transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation SK and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has requested that the Former Accounting Firm furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statement. A copy of the letter from the Former Accounting Firm is attached hereto as Exhibit 16.1 to this Form 8-K

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(D) EXHIBITS

Exhibit No.	Description of Exhibit

16.1	Letter from David A. Aronson, CPA, P.A. to the Securities and Exchange Commission dated December 14, 2016

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COSMO VENTURES INC.

Date: December 14, 2016	By:	/s/ Sonu Ram
Sonu Ram
Chief Executive Officer

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